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                                                                    EXHIBIT 10.1

                                 THIRD AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Third Amendment" or "Agreement") is entered into as of October 4, 2000 (the "Third amendment Effective Date"), by and between Caredata.com, Inc. (f/k/a Medirisk, Inc.), a Delaware corporation (the "Borrower"), and Bank of America, N.A. (f/k/a NationsBank, N.A.) (the "Lender"). Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower and the Lender are parties to that certain Amended and Restated Credit Agreement dated as of June 29, 1998, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 12, 2000 (the "First Amendment") and by that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 11, 2000 (the "Second Amendment") (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Credit Agreement provides that from and after the Effective Date of the Second Amendment, the Borrower shall have no right to receive any Advances or Revolving Loans; and

         WHEREAS, the Borrower has requested the Lender, and the Lender has agreed, subject to the terms and conditions contained herein, to provide an additional working capital revolving credit facility in the maximum principal amount of $1,800,000 to be applied by the Borrower to various working capital and operating needs prior to the Maturity Date.

                             STATEMENT OF AGREEMENT

         NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. All capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement (as amended by this Third Amendment) and in the Loan Documents (as defined in the Credit Agreement) except as otherwise defined or limited herein.

         2. Amendment to Credit Agreement. With the consent of all the signatories hereto, including without limitation each party to any of the Security Documents, and subject to the satisfaction of all terms and conditions of this Third Amendment, the Borrower and the Lender agree that, in compliance with the terms of Section 8.12 of the Credit Agreement, the Credit Agreement is hereby amended as follows:


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                  (a)      Section 1.1 of the Credit Agreement, Extensions of
         Credit, is hereby modified and amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                           Section  1.1 Extensions of Credit.

                                    (a)      Working Capital Loans. Subject to
                                    the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, upon the Third Amendment Effective Date the Lender agrees that it shall lend and relend to the Borrower, prior to the Maturity Date, amounts which in the aggregate at any one time outstanding do not exceed the Working Capital Commitment. Subject to the terms and conditions hereof and prior to the Maturity Date, Advances under the Working Capital Commitment may be repaid and reborrowed from time to time on a revolving basis. The Working Capital Loans shall bear interest as provided in Section
                                    1.3 hereof, shall be evidenced by the
                                    Working Capital Note, and shall be payable in full, together with all accrued and unpaid interest thereon, on the Maturity Date. For all purposes of each of the Loan Documents, the Working Capital Note shall constitute a Loan Document, the obligations evidenced by the Working Capital Note or otherwise arising under this Section 1.1(a) shall constitute additional Obligations, and all such Obligations shall be secured or guaranteed, as applicable, by the Security Documents and shall be entitled to the benefits thereof. For purposes of this Agreement, unless otherwise specifically indicated or otherwise required by context, any Working Capital Loan shall be deemed to be a Revolving Loan, and the term "Revolving Loans" shall be intended to include the Working Capital Loans.

                                    (b)      Other Revolving Loans. The Borrower
                                    acknowledges that as of the Third Amendment
                                    Effective Date, $27,306,000 is outstanding under the Revolving Loans. If at any time, the Revolving Loans exceed any applicable limitation set forth in this Agreement, such Revolving Loans (including any Overadvance) shall nevertheless constitute Obligations that are secured by, and the repayment of which is guarantied by, as applicable, the Security Documents and are entitled to all benefits thereof. In no event, however, shall the Borrower have the right to receive any Advances or Revolving Loans from and after the Third Amendment Effective Date, with the exception of Working Capital Loans made in accordance with Section 1.1(a). Notwithstanding anything contained in this Agreement to the contrary, all Revolving Loans or other Advances (other than amounts


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                                    outstanding under the Completion Fee Note)
                                    in an aggregate principal amount in excess of the Revolving Loan Limit, shall be payable ON DEMAND.

                                    (c)      Base Rate Advances. As of and at
                                    all times after the Effective Date of the Second Amendment, all Advances shall be Base Rate Advances, and any Advances not theretofore converted to Base Rate Advances shall be deemed prepaid on such Effective Date and converted to Base Rate Advances, and the Borrower shall pay to the Lender such amounts to which the Lender may be entitled under Section 1.8 in connection with such prepayment. From and after such Effective Date, all Revolving Loans, Advances and any Overadvances shall constitute Base Rate Advances.

                  (b) A new Section 1.2 is hereby added to the Credit Agreement, which shall read in its entirety as follows:

                           Section 1.2 Working Capital Loan Borrowing Mechanics.

                                    (a)      Interest Rate. Any Advance under
                           the Working Capital Note shall be made as a Base Rate Advance.

                                    (b)      Advances.

                                            (i) Initial and Subsequent Advances.
                                    The Company shall give the Lender
                                    irrevocable prior notice by telecopy
                                    reflecting written approval by the
                                    Restructuring Consultant not later than
                                    11:00 a.m. (Charlotte, North Carolina time) on the Business Day of the date of a proposed Advance, and shall confirm any notice by telecopy with a written Request for Advance.

                                            (ii) Repayments and Reborrowings.
                                    Subject to the Company's compliance with the conditions precedent to any Advance under
                                    Section 2.2(b), the Company may repay or prepay an Advance and (a) at any time reborrow all or a portion of the principal amount thereof as one or more Advances, or
                                    (b) not reborrow all or any portion of such Advance. Upon the date indicated by the Company, such Advance shall be so repaid and, as applicable, reborrowed.

                                    (c)      Telecopy Notice. The failure by the
                           Company to confirm any notice by telecopy with a Request for Advance shall not invalidate any notice so given. The Lender may rely upon telecopy instructions reasonably believed given by any Authorized Signatory of the Company and shall have no obligation to inquire into the propriety of any such instructions.


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                                    (d)      Disbursement. Prior to 3:00 p.m.
                           (Charlotte, North Carolina time) on the date of an Advance hereunder, the Lender shall, subject to the satisfaction of the conditions set forth in Section
                           2.2 hereof, disburse the Advance by depositing such amount in same day funds into the Company's account maintained with the Lender or by wire transfer pursuant to the Company's instructions.


                  (c) Section 1.4 of the Credit Agreement, Fees, is hereby modified and amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                           Section 1.4 Fees.

                                    (a)      Commitment Fee. The Borrower shall
                           pay to the Lender (i) a commitment fee of $271,900 (the "Commitment Fee") which Commitment Fee is due and owing and fully earned as of the Effective Date of the Second Amendment and payable at the Maturity Date or on demand upon an Event of Default under the Credit Agreement, and (ii) a commitment fee of $18,000.00 (the "Working Capital Commitment Fee") which Working Capital Commitment Fee is due and owing, fully earned and payable at the Third Amendment Effective Date. The Commitment Fee and the Working Capital Commitment Fee shall constitute Obligations for all purposes under the Credit Agreement and shall be non-refundable when paid.

                                    (b)      Usage Fee. The Borrower shall pay
                           to the Lender, on or before the fifth (5th) day of each month, a usage fee equal to 1/4 of 1% on a per annum basis of the outstanding principal balance of the Revolving Loans, including Overadvances, on the last Business Day of the preceding month (the "Usage Fee"). The Usage Fee shall constitute an Obligation for all purposes under the Credit Agreement and shall be fully earned when due and non-refundable when paid. The Usage Fee shall be computed on the basis of a year of 360 days and calculated for actual days elapsed.

                  (d) Amendment to Section 1.6. Section 1.6 of the Credit Agreement, Notes and Loan Accounts, is hereby modified and amended by deleting the section in its entirety and by substituting the following in lieu thereof:

                           Section 1.6. Notes and Loan Accounts.

                                    (a)      The Revolving Loans shall be
                           payable in accordance with the terms and provisions of this Agreement and shall be evidenced by the Revolving Note, except for the Working Capital Loans which shall be evidenced by the Working Capital Note. The Completion Fee Loan shall be payable in accordance with the provisions of this Agreement and shall be evidenced by the Completion Fee Note. The Revolving Note, Working


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                           Capital Note and Completion Fee Note shall be issued
                           by the Company to the Lender and shall be duly executed and delivered by the Authorized Signatories.

                                    (b)      The Lender shall open and maintain
                           on its books in the name of the Company loan accounts with respect to the Revolving Loans and Completion Fee Loan and interest thereon, provided that a separate loan account shall be opened and maintained with respect to Working Capital Loans. The Lender shall debit each such loan account for the principal amount outstanding and accrued interest thereon, and shall credit each such loan account for each payment on account of principal of or interest on the Revolving Loans and Completion Fee Loan. The records of the Lender with respect to the loan accounts shall be prima facie evidence of the Revolving Loans, Working Capital Loans and Completion Fee Loan and accrued interest thereon but the failure to maintain such records shall not impair the obligation of the Company to repay Indebtedness hereunder.

                  (e) Amendment to Section 2.2. Section 2.2 of the Credit Agreement, Advances, is hereby modified and amended by deleting the section in its entirety and by substituting the following in lieu thereof:

                           Section 2.2 Advances.

                                    (a)      No Advances shall be permitted from
                           and after the Third Amendment Effective Date other than Advances under the Working Capital Note. The Lender may, in its sole and absolute discretion, elect to make additional Advances upon the request of the Borrower.

                                    (b)      The obligation of the Lender to
                           make Advances under the Working Capital Note is subject to the satisfaction of each of the following conditions immediately prior to or contemporaneously with such Advance:

                                            (i) the Company shall have delivered
                                    a duly executed Request for Advance to the Lender and the Restructuring Consultant, which Request for Advance must be approved in writing by the Restructuring Consultant;

                                            (ii) the Company shall be in
                                    compliance, to the satisfaction of the Bank, with the requirements of Section 5.4 hereof, and the Restructuring Consultant shall have approved the reports or information delivered by the Company pursuant to such Section;

                                            (iii) the Company shall have
                                    complied with the recommendations of the Restructuring Consultant regarding the


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                                    resignation or termination of certain full
                                    time employees, in accordance with the
                                    projected "summary of salaried labor"
                                    schedule prepared by the Restructuring
                                    Consultant and presented to the Lender on September 11, 2000;

                                            (iv) there shall not exist, as of
                                    the date of the making of the Advance and after giving effect thereto, a Default or an Event of Default hereunder, and the Request for Advance shall so state;

                                            (v) all of the representations and
                                    warranties of the Company under this
                                    Agreement, which, pursuant to Section 3.2 hereof (as the same shall have been amended by a report delivered to the Lender pursuant to Section 5.5(e) hereof, which report shall not contain any information of a materially adverse nature with respect to the Company or any of its Subsidiaries) are made at and as of the time of such Advance, shall be true and correct at such time, both before and after giving effect to the Advance, and the Lender shall have received a certificate to that effect from an Authorized Signatory of the Company;

                                            (vi) the incumbency of the
                                    Authorized Signatories shall be as stated in the Request for Advance delivered pursuant to Section 1.2 or as subsequently modified and reflected in a more recent Request for Advance;

                                            (vii) the Lender shall have received
                                    all other reports, certificates, statements or opinions in connection with the Advance as the Lender may reasonably request.


                  (f) Amendment to Article 5. The preamble to Article 5 under Information Covenants is hereby modified and amended by deleting the section in its entirety and by substituting the following in lieu thereof:

                           So long as any of the Obligations is outstanding and
                  unpaid or the Lender has any obligation to make Advances hereunder, and unless the Lender shall otherwise consent in writing, the Company shall furnish or cause to be furnished to the Lender:

                  (g) Amendment to Section 5.4. Section 5.4 of the Credit Agreement, Copies of Other Reports, is hereby modified and amended by deleting the existing subsection (7) and by substituting the following in lieu thereof and by deleting the existing subsection (8) and redesignating subsection (9) as subsection (8):


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         (7)      On:

                                    (a)      each Tuesday, beginning September
                           26, 2000 and continuing each Tuesday thereafter, a report (the "Projections Report") setting forth for both the Company and its Subsidiaries (on a consolidated basis), and each of its business lines, projected cash receipts and cash disbursements for both (i) each of the immediately succeeding thirteen
                           (13) weeks beginning from the Friday preceding the Projections Report and (ii) the immediately-succeeding thirteen-week period as a whole;

                                    (b)      each Tuesday, beginning September
                           26, 2000 and continuing each Tuesday thereafter, a report for the week ending on the prior Friday, setting forth for both the Company and its Subsidiaries (on a consolidated basis), and each of its business lines, actual cash receipts and cash disbursements for the prior week and for the cumulative period from August 21, 2000, to said prior Friday, showing variances from the Projections Report for the prior week and the cumulative period from August 21, 2000 to said prior Friday;

                                    (c)      each Tuesday, beginning September
                           26, and continuing each Thursday thereafter, a report setting forth for the Company and its Subsidiaries (on a consolidated basis), actual cash receipts and cash disbursements for the thirteen-week period ending on the prior Friday; and

                                    (d)      a weekly basis, any other
                           calculations, reports or information relating to the Company's financial performance requested by the Lender.

                  (h) Amendment to Section 6.6. Section 6.6 of the Credit Agreement, Liquidation, Disposition or Acquisition of Assets, is hereby modified and amended by deleting the existing subsection (b) and substituting the following in lieu thereof:

                           (b) acquire the assets, property, stock or business of any other Person, or make Capital Expenditures, whether in the ordinary course of business or otherwise, from the Third Amendment Effective Date through the Maturity Date.

                  (i) Amendment to Section 6.14. Section 6.14 of the Credit Agreement, Cash Receipts and Disbursements, is hereby modified and amended by deleting the existing Section 6.14 and by substituting the following in lieu thereof:

                  Section 6.14 Cash Disbursements.

                           (a) The Company agrees that it shall not make any cash disbursements in respect of accounts payable or other Indebtedness of the Company without the approval of the Restructuring Consultant, which approval shall be in writing and provided to the Bank prior to any such disbursement.


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                           (b)      The Company shall not permit cash
                  disbursements (exclusive of (i) the required fees paid under Section 1.4 hereof; (ii) required interim payments made under
                  Section 1.5(c) hereof; and (iii) any prepayments of the Revolving Loans under Section 1.5(a) and 1.5A hereof) for any period of four (4) consecutive weeks ending each Friday during the period from the Effective Date of the Second Amendment through the Maturity Date (as set forth on the weekly report to be delivered to the Lender pursuant to Section 5.4(7) hereof) to be more than $2,300,000.

                  (j) Amendment to Section 7.2. Section 7.2 of the Credit Agreement, Remedies, is hereby modified and amended by renumbering existing subsections (a), (b) and (c) as (b), (c) and (d), respectively, and adding a new subsection (a) to read in its entirety as follows:

                           (a)      Not make any further Advances;

                  (k) Amendment to Section 9.1. Section 9.1 of the Credit Agreement, LIBOR Base Rate Determination, is hereby modified and amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                           [Intentionally Omitted]

                  (l) Amendment to Section 9.2. Section 9.2 of the Credit Agreement, Illegality, is hereby modified and amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                           [Intentionally Omitted]

                  (m) Amendment to Section 9.3. Section 9.3 of the Credit Agreement, Increased Costs, is hereby modified and amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                           [Intentionally Omitted]

                  (n) Amendment to Section 9.4. Section 9.4 of the Credit Agreement, Effect On Other Advances, is hereby modified and amended by deleting such section in its entirety and by substituting the following in lieu thereof:

                           [Intentionally Omitted]

                  (o)      Amendments to Article 10.

                           (i)      Article 10 of the Credit Agreement,
                  Definitions, is hereby modified and amended by adding the following definitions in appropriate alphabetical order:


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                           "Restructuring Consultant" means The Recovery Group,
                  Charlotte, North Carolina.

                           "Third Amendment" shall mean that Third Amendment to
                  Amended and Restated Credit Agreement dated as of the Third Amendment Effective Date between the Company and the Lender.

                           "Third Amendment Effective Date" shall have the
                  meaning provided in the first paragraph of the Third
                  Amendment.

                           "Working Capital Commitment" shall mean the
                  obligation of the Lender to advance the aggregate sum of up to $1,800,000.00 to the Company under the Working Capital Note pursuant to the terms hereof.

                           "Working Capital Loans" means Revolving Loans made to
                  the Borrower pursuant to Section 1.1(a), not to exceed the Working Capital Commitment, and evidenced by the Working Capital Note, and "Working Capital Loan" shall mean one of the Working Capital Loans made by the Borrower.

                           "Working Capital Note" shall mean that certain
                  Working Capital Promissory Note in the original principal amount of $1,800,000 issued to the Lender, substantially in the form of Exhibit G-1 attached hereto, and any amendments, renewals or extensions thereof.

                  (ii) Article 10 of the Credit Agreement, Definitions, is hereby further modified and amended by deleting the existing definitions of "Obligations," "Restricted Payment," "Revolving Loan Limit" and "Revolving Loans" in their entirety and by substituting the following in lieu thereof:

                           "Obligations" shall mean all payment and performance
                  duties, liabilities and obligations of the Company to the Lender, whether now existing or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, including without limitation, all liabilities now or at any time or times hereafter owing to the Lender under this Agreement, the Revolving Note, the Working Capital Note and the other Loan Documents.

                           "Restricted Payment" shall mean (a) any direct or
                  indirect distribution, dividend or other payment to any Person on account of any shares of capital stock or other securities of the Company, (b) any payment of any management, consulting or similar fees payable by the Company and to any Affiliate, and (c) any other payment or distribution made without the written consent of the Restructuring Consultant.

                           "Revolving Loan Limit" means, as of any date,
                  $28,990,000 minus the aggregate amount of payments or prepayments applied after the


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                           Effective Date to repay the principal amount of
                           Revolving Loans not constituting Overadvances.

                                    "Revolving Loans" shall mean, collectively,
                           the amounts advanced by the Lender to the Company prior to the Third Amendment Effective Date under this Agreement, plus the amounts advanced by the Lender to the Company from time to time subsequent to the Third Amendment Effective Date under the Working Capital Note, plus any Overadvance.

                           (iii) Article 10 of the Credit Agreement,
                  Definitions, is hereby further modified and amended by deleting the definitions of "LIBOR," "LIBOR Advance," "LIBOR Advance Period," "LIBOR Basis," "LIBOR Reserve Percentage," "Payment Date," and "Request for Acquisition Advance" in their entirety.

                  (p) The Credit Agreement is hereby modified and amended to add Exhibit G-1 attached hereto, Form of Working Capital Note, as Exhibit G-1 thereto.

         3. No Other Amendments. Except for the amendments set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lender hereby reserves the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents as so modified, including, without limitation, all terms applicable to Subsidiaries of the Borrower, in the future.

         4. Reaffirmation of Duties and Obligations. In consideration of the amendments and waivers contained herein, the Borrower and (by their consent hereto) the Subsidiaries hereby acknowledge and reaffirm (a) their joint and several liability to pay the aggregate principal amount of the Revolving Loans outstanding as of the Third Amendment Effective Date of $27,306,000 (plus all accrued interest, fees and expenses which shall not have been charged against the loan account on or before the Third Amendment Effective Date), (b) their joint and several liability to pay the aggregate principal amount of the Completion Fee Note as of the Third Amendment Effective Date of $1,250,000, and
(c) the accuracy of the covenants, representations, warranties and agreements made by the Borrower or any Subsidiary in favor of the Lender set forth in the Credit Agreement and the other Loan Documents.

         5. Release. In order to induce the Lender to execute, deliver and perform this Amendment, the Borrower and each Subsidiary represents and warrants that there are no claims, causes of action, suits, debts, obligations, liabilities, demands of any kind, character or nature whatsoever, fixed or contingent, which the Borrower or the Subsidiaries may have, or claim to have, against the Lender, and the Borrower and (by their consent hereto) the Subsidiaries hereby release, acquit and forever discharge the Lender and its agents, employees, officers, directors, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the "Released Parties") from any and all liabilities, claims, suits, debts, causes of action and the like of any kind, character or nature whatsoever, known or unknown, fixed or contingent that such Person may have, or claim to have, against each of the such Released Parties from the beginning of time until and through the dates of execution and delivery of this Amendment.


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         6.       Conditions. As conditions to the consummation and
effectiveness of this Agreement, the Borrower shall perform or cause to be performed the following (the failure by the Borrower to so perform or cause to be performed constituting an Event of Default under the Credit Agreement) all in a form and manner and in substance satisfactory to the Lender:

                  (a) Execution of Agreement. Borrower shall deliver to Lender a counterpart hereof duly executed by the Borrower and the Subsidiaries.

                  (b) Execution of Working Capital Note. Borrower shall deliver to Lender the duly executed Working Capital Note.

                  (c) Fees. Borrower shall have paid to the Lender the Working Capital Commitment Fee in the amount of $18,000.00, plus any expenses of the Lender incurred in connection with this Amendment.

                  (d) Warrants. Borrower shall have delivered to the Lender, in form and substance satisfactory to the Lender and its counsel, substantially in the form of Exhibit A hereto, a warrant or warrants (the "Warrant") entitling the Lender or its assigns to purchase, at an aggregate total cost of one dollar ($1.00), the number of validly authorized and issued, fully paid and nonassessable shares of the Company's Common Stock, as such Common Stock is constituted at the time or times such warrant(s) is/are exercised, which would cause the Lender to hold nine and one-half percent (9.5%) of the fully diluted Common Stock of the Company.

                  (e) Corporate Resolutions. Borrower shall deliver to Lender corporate resolutions of the Borrower and its Subsidiaries certified by the secretary of the Borrower or its Subsidiaries, as applicable, authorizing the Working Capital Loans and the other transactions contemplated hereby, including without limitation the Warrant described in subsection (d) above.

                  (f) Other Closing Documents. Borrower and Subsidiaries shall deliver to Lender such other information, documents, instruments or approvals as the Lender or the Lender's counsel may require.

         7. Representations and Warranties. The Borrower, for itself and on behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Lender that:

                  (a) This Agreement (including the Consent affixed hereto) has been executed and delivered by duly authorized representatives of the Borrower and the Subsidiaries, as applicable, and the Credit Agreement and the other Loan Documents, as modified and amended by this Agreement, and the Warrant, constitute the legal, valid and binding obligation of the Borrower and the Subsidiaries, as applicable, and are enforceable against the Borrower and the Subsidiaries, as applicable, in accordance with their terms;

                  (b) After giving effect to this Third Amendment, no Default or Event of Default under the Credit Agreement has occurred or is continuing; and


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                  (c)      All of the representations and warranties of the
         Borrower and each of its Subsidiaries contained in the Credit Agreement and the other Loan Documents continue to be true and correct as of the date hereof as though made on and as of such date.

         8. Permitted Take-out Transaction. At the Borrower's request, this Third Amendment shall evidence the Lender's agreement to the sale of the Borrower (whether by merger, tender offer, transfer of stock or sale of assets) or a refinancing in full of the Obligations (in each case, a "Permitted Take-out Transaction"), provided that (a) such Permitted Take-out Transaction shall be consummated not later than the Maturity Date and (b) all of the Obligations (including, without limitation, the fees set forth in Section 1.4 hereof) shall be paid in full upon consummation of such Permitted Take-out Transaction. The Borrower shall deliver promptly to the Lender (a) a copy of any term sheet provided to the Borrower with respect to a proposal for a Permitted Take-out Transaction, and (b) copies of any agreements entered into by the Borrower in connection with a Permitted Take-out Transaction.


         9. Expenses. The Borrower hereby agrees to pay all expenses of the Lender incurred in connection with this Third Amendment, including, without limitation, all fees and expenses of counsel, accountants and consultants to the Lender. In the event that Borrower does not have sufficient funds on hand to pay such expenses as they accrue, Lender agrees to pay such expenses on Borrower's behalf, provided however, that Borrower agrees to reimburse Lender as specified in Section 1.5(c) of the Credit Agreement.

         10. Further Assurances. The Borrower will promptly cure, or cause to be cured, any defects in the creation, execution or delivery of the Loan Documents resulting from any act or failure to act by the Borrower or any of the Borrower's Subsidiaries or any employee or officer thereof. The Borrower, at its sole expense, will promptly execute and deliver to the Lender, or cause to be executed and delivered to the Lender, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower and its Subsidiaries in the Loan Documents or to obtain any consents, all as may be necessary or appropriate in connection therewith or as may be requested by the Lender.

         11. Effect on the Credit Agreement. Except as specifically provided herein, the Credit Agreement and each of the Loan Documents shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. Each of the Working Capital Note and the Warrant shall be deemed to be a Loan Document for all purposes.

         12. Counterparts. This Third Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Third Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         13. Law of Contract. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         14. No Waiver of Remedies. The terms of this Agreement shall not act or be construed to limit or diminish the rights of the Lender to pursue its full legal remedies for the collection of the indebtedness outstanding under the Loan Documents, including, without limitation, the right to pursue liens or security interests in any other Collateral held by the Lender in any way permitted by law. Except as expressly modified hereby, the terms, conditions, representations, warranties and covenants of each of the Credit Agreement and the Loan Documents as well as the recitals, representations and warranties set forth herein shall continue to remain in full force and effect and are true as if made on the date hereof.

         15. Negotiations. This Agreement is being executed in connection with all negotiations between the Borrower and the Lender to discuss the modification of the Credit Agreement and the Loan Documents (the "Loan Discussions"). All of the terms of this Agreement were negotiated at arms'-length, and the Borrower has at all times had access to independent counsel. This Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the other. This Agreement and the Loan Documents constitute the entire agreement between the parties with respect to the Credit Agreement, the Loan Documents and the Loan Discussions and supersedes any prior oral or written representations or agreements not contained herein that relate to the subject matter hereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first written above.

BORROWER:                     CAREDATA.COM, INC. (F/K/A MEDIRISK, INC.)

                              By:      /s/ Thomas C. Kuhn III
                                       -----------------------------------
                                       THOMAS C. KUHN III
                                       Executive Vice President &
                                       Chief Financial Officer


LENDER:                       BANK OF AMERICA, N.A. (F/K/A NATIONSBANK, N.A.)

                              By:      /s/ Julie A. Smith
                                       ----------------------------------------
                              Name:    Julie A. Smith
                              Title:   SVP


                         THIRD AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT
                              Signature Page 1 of 2

               CONSENT TO THIRD AMENDMENT TO AMENDED AND RESTATED
                CREDIT AGREEMENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Third Amendment to Amended and Restated Credit Agreement (the "Agreement"), (ii) consents to the execution and delivery of the Agreement by the parties thereto, and acknowledges and agrees to the terms thereof, including, without limitation Sections 4 and 5 thereof to the same extent as if each of the undersigned were signatories thereto, and (iii) reaffirms all of its obligations and covenants under the Subsidiary Guaranties executed by it in favor of the Bank, and agrees that such guarantees and their obligations and covenants with respect thereto shall remain in full force and effect with respect to the Obligations as defined in the Agreement.

GUARANTORS:

MEDIRISK OF ILLINOIS, INC.
CIVS, INC.
MEDSOURCE, INC.
SUCCESSFUL SOLUTIONS, INC.
CITIZEN 1 SOFTWARE, INC.
MEDIRISK OF MISSOURI, INC.
CAREDATA REPORTS, INC.
HEALTHDEMOGRAPHICS, INC.
SWEETWATER HEALTH ENTERPRISES, INC.


BY:      /s/ Thomas C. Kuhn III
         ---------------------------
         THOMAS C. KUHN III
         Executive Vice President


CAREDATA.COM LIMITED


BY:      /s/ Barry W. Burt
         ---------------------------
         BARRY W. BURT
         Secretary


                         THIRD AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT
                              Signature Page 2 of 2

                                    EXHIBIT A

                                     WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAW AND HAS BEEN ISSUED UNDER EXEMPTIONS THAT DEPEND, IN PART, ON THE INTENT OF THE HOLDER HEREOF NOT TO SELL OR TRANSFER SUCH WARRANT OR THE SHARES ISSUABLE UPON EXERCISE THEREOF IN ANY MANNER NOT PERMITTED BY SUCH LAWS. THIS WARRANT THEREFORE MAY BE SOLD OR TRANSFERRED ONLY IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN.


                               CAREDATA.COM, INC.

                       Common Stock Purchase Warrant No. 1

         1. GENERAL PROVISIONS. The undersigned, CAREDATA.COM, INC., a Delaware corporation (f/k/a Medirisk, Inc.) (the "Company"), in consideration of the extension to the Company of a Working Capital Loan in the maximum principal amount of $1,800,000, pursuant to that certain Amended and Restated Credit Agreement between the Company and Bank of America, N.A, a national banking association (f/k/a NationsBank, National Association) ("Bank of America") dated as of June 29, 1998 (as amended, modified, supplemented, or restated, the "Credit Agreement"), and in further consideration of one dollar ($1.00) and in accordance with the terms hereof, hereby certifies that Bank of America or its registered assigns (the "Holder"), is entitled to purchase, at an aggregate total cost of one dollar ($1.00), the number of validly authorized and issued, fully paid and nonassessable shares of the Company's Common Stock, as such Common Stock is constituted at the time or times this Warrant or applicable portions hereof are exercised (the "Common Stock"), as is set forth in Section 3 below, by surrendering this Warrant, or the applicable portion hereof, with the subscription form attached hereto duly executed (the "Subscription Form"), at the office of the Company in Atlanta, Georgia and upon compliance with and subject to the conditions set forth herein, except no fractional shares shall be issued hereunder, and instead, any fractional shares created by exercise hereunder shall be purchased in cash by Company at a reasonable price per share agreed upon by the Company and Bank of America. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

         2. EXERCISE PERIOD. This Warrant shall be exercisable in whole or in part and from time to time beginning on the date hereof.

         3. NUMBER OF WARRANT SHARES. The number of shares for which this Warrant may be exercised shall be that number of shares of the Company's Common Stock which, after issuance, would cause the Holder to hold nine and one-half percent (9.50%) (the "Exercise Percentage") of the fully diluted Common Stock of the Company (which calculation shall be made as if all options, warrants and other securities exercisable for or convertible into, directly or indirectly, shares of Common Stock have been so exercised, and shall further include, without duplication, all securities of the Company that would entitle the holders thereof to participate with the holders of Common Stock in a final distribution of the Company's assets in the event of a liquidation of the Company).

         4. RESERVATION OF SHARES. Company shall at all times reserve and keep available a number of its authorized but unissued shares of its Common Stock sufficient to permit the exercise in full of this Warrant including any adjustments, from time to time, of the Exercise Percentage.

         5. SALE OF WARRANT OR SHARES. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof (the "Warrant Shares") have been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. Neither this Warrant nor such Warrant Shares, when issued, may be sold, transferred, pledged or hypothecated (i) in the absence of an effective registration statement for this Warrant, or the shares, as the case may be, under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to Company that such registration or qualification is not required and (ii) without the prior consent of Company. The certificate or certificates evidencing all or any of the shares issued upon exercise of this Warrant shall bear the following legend:

                  "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel satisfactory to Company that such registration or qualification is not required.

         This Warrant shall be registered on the books of Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered Holder hereof in person or by the registered Holder's duly authorized attorney upon surrender of this Warrant properly endorsed, and only in compliance with the provisions of the preceding paragraph.

         6. ISSUANCE OF CERTIFICATES. The stock certificate or certificates will be issued in the name of the Holder and dated as of the date the Subscription Form is received by Company. Company shall pay all expenses, taxes (not to include any income, capital gains or other similar tax applicable to Bank of America) and other charges payable with respect to this Warrant or the issue of any stock certificates upon the exercise of this Warrant.

         7. NO DIVIDENDS OR VOTING RIGHTS. Unless and until exercised, no provision of this Warrant shall be construed as conferring upon the Holder the right to receive dividends or to vote as a shareholder of Company.

         8. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

                  [Remainder of Page Intentionally Left Blank]

DATED:  October __, 2000.

                                         COMPANY:

ATTEST:                                  CAREDATA.COM, INC.


                                         By:
------------------------------------           --------------------------------
                  , Secretary            Name:
------------------                             --------------------------------
                                         Title:
                                               --------------------------------


(Corporate Seal)

                            Form of Subscription Form


                               CAREDATA.COM, INC.


         Subscription Form


         I (We) hereby irrevocably subscribe for the shares of Common Stock indicated below, upon the terms and subject to the terms and conditions of the attached Warrant, receipt of which is hereby acknowledged.

No. of Shares
                  --------------------------


By:
    -------------------------------------------------------------------------       ----------------------------
      (Subscriber's Name and Signature of Authorized Representative)                   (Area Code Telephone)

Date:
     -------------------------------

                                   EXHIBIT G-1

                          FORM OF WORKING CAPITAL NOTE

                         Working Capital Promissory Note
                               (Revolving Credit)

$1,800,000.00                                                   October __, 2000


         FOR VALUE RECEIVED, Caredata.com, Inc., a Delaware corporation having its principal place of business located in Atlanta, Georgia (the "Borrower"), hereby promises to pay to the order of the Bank of America, N.A. (the "Lender"), at the office of BANK OF AMERICA, N.A., located at 101 North Tryon Street, NC1-001-13-26, Charlotte, North Carolina 28255 (or at such other place or places as the Lender may designate in writing) at the times set forth in the Amended and Restated Credit Agreement between the Borrower and the Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time (the "Credit Agreement"-all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement) among the Borrower and the Lender, in lawful money of the United States of America, in immediately available funds, the principal amount of One Million Eight Hundred Thousand and No/100 DOLLARS ($1,800,000.00) on the maturity date or on demand as may be required pursuant to the terms of the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Section 1.3 of the Credit Agreement. All or any portion of the principal amount of the Working Capital Note may be prepaid or required to be prepaid as provided in the Credit Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount hereof and accrued but unpaid interest thereon evidenced by this Working Capital Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event that this Working Capital Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest due hereunder, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Credit
Agreement.

         This Working Capital Note is referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loan evidenced hereby was made and is to be repaid. The Obligations evidenced hereby are secured by the


                                   Exhibit G-1

Security Documents. This Working Capital Note is subject to certain restrictions on transfer or assignment as provided in the Credit Agreement.

         This Working Capital Note shall be governed by and construed in accordance with the laws of the State of Georgia.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Working Capital Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

                            [SIGNATURE PAGE FOLLOWS.]


                                   Exhibit G-1

         IN WITNESS WHEREOF, the Borrower has caused this Working Capital Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                  CAREDATA.COM, INC.

WITNESS:

                                  By:
---------------------------          ------------------------------------------
                                  Name:
---------------------------            ----------------------------------------
                                      Title:
                                            -----------------------------------


                                   Exhibit G-1
                                   Page 3 of 3